Exhibit 10.1

Execution Version

CONSENT, WAIVER AND AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 13, 2015, (this “Amendment”) is made by and among GREATBATCH LTD., a New York corporation (the “Borrower”), the Lenders party hereto and MANUFACTURERS AND TRADERS TRUST COMPANY, acting in its capacity as administrative agent for the Lenders and the Issuing Bank (in such capacity, the “Administrative Agent”).

Background

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated as of September 20, 2013 and as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement on or about October 18, 2013 (as so amended, the “Existing Credit Agreement” and as the same may be further amended, restated, modified and/or supplemented from time to time, the “Credit Agreement”), which provides for certain extensions of credit to the Borrower, subject to certain conditions;

WHEREAS, the Borrower has advised the Lenders that Greatbatch, Inc., a Delaware corporation and the direct parent of Borrower (“Parent”), and Provenance Merger Sub Inc., a Delaware corporation and a direct subsidiary of Borrower (“Merger Sub”), have entered into that certain Agreement and Plan of Merger, dated as of August 27, 2015 (the “Merger Agreement”), with Lake Region Medical Holdings, Inc., a Delaware corporation (“Target”);

WHEREAS, the Borrower has further advised the Lenders that, in connection with the proposed consummation of the acquisition contemplated by the Merger Agreement (the “Proposed Acquisition”), it wishes to commence a senior note offering (the “Note Offering”), the proceeds of which are anticipated to be used, along with proceeds of certain other Indebtedness, to pay the cash consideration for the Proposed Acquisition, to refinance certain Indebtedness (including the Obligations), to pay certain transaction expenses and fees and for other corporate purposes;

WHEREAS, the Borrower has further advised the Lenders that it is possible that the Note Offering may close prior to the consummation of the Proposed Acquisition and, in that case, the Borrower wishes to deposit the proceeds of the Note Offering (together with certain other sums that would be sufficient to redeem the notes offered in the Note Offering if the Proposed Acquisition does not occur by a certain date) into an escrow account (a “Note Escrow Account”), with the understanding that (a) if the Proposed Acquisition should close on or prior to a certain date, the amounts in the Note Escrow Account shall be released to pay a portion of the purchase price of the Proposed Acquisition (concurrent with the payment and satisfaction in full of the Obligations) and certain transaction expenses and fees incurred in connection with the Note Offering, and (b) if the Proposed Acquisition shall not be consummated by such certain date, the amounts in the Note Escrow Account shall be used to redeem the notes issued pursuant to the Note Offering; and

WHEREAS, the Borrower has asked the Lenders to agree to certain changes to the Existing Credit Agreement to permit the foregoing and, subject to the terms and conditions set forth below, the Lenders are agreeable to such request.

NOW THEREFORE, in consideration of the promises and conditions set forth in this Amendment, and intending to be legally bound, the parties hereto hereby agree as follows:

1. DEFINED TERMS. Terms defined in this Amendment which are capitalized but not defined shall have the meanings given to such terms in the Existing Credit Agreement.

2. CONSENT TO PERMITTED OFFERING TRANSACTION. Subject to the terms and conditions hereof, the Lenders consent to the Note Offering provided that it constitutes a Permitted Offering Transaction (as defined in Section 3 below).

3.	AMENDMENTS TO EXISTING CREDIT AGREEMENT; CONSENT TO PERMITTED OFFERING TRANSACTION.

(a) New Definitions. Section 1.1 of the Existing Credit Agreement (Definitions) is hereby amended by inserting the following new definitions in their correct alphabetical locations:

Amendment No. 2: Amendment No. 2 to this Agreement.

Amendment No. 2 Effective Date: October 13, 2015.

Escrow Termination Date: the close of business on February 23, 2016 or any earlier date specified as the “Escrow End Date” in the offering circular for the Note Offering.

Merger Agreement: the meaning specified in Amendment No. 2.

Merger Sub: the meaning specified in Amendment No. 2.

Note Escrow Account: the meaning specified in Amendment No. 2.

Note Escrow Property: the amounts deposited the Note Escrow Account; provided, that such amounts do not exceed the sum of (i) the gross proceeds of the Note Offering, (ii) the Required Additional Redemption Amounts and (iii) any amounts received as a result of investing the foregoing as permitted by the Credit Agreement and the Note Offering Documentation.

Note Offering: the meaning specified in Amendment No. 2.

Note Offering Documentation: the offering circular, indenture, escrow agreement (if applicable), and other documentation related to the Note Offering as the same may be amended, restated, modified and/or supplemented from time to time.

Note Redemption Outside Date: the fifth Business Day after the Escrow Termination Date (or such later date as may be agreed to by the Administrative Agent).

Permitted Notes: notes issued by the Borrower pursuant to a Permitted Offering Transaction.

Permitted Offering Transaction: a transaction whereby each of the following events or conditions shall occur:

(1) pursuant to the Note Offering, the Borrower shall issue notes on or before February 23, 2016 in compliance with, and pursuant to, an offering exempt from registration under the Securities Act of 1933 as amended;

(2) the Note Offering Documentation shall (i) provide that the notes shall be secured by no Liens (except for Liens on the Note Escrow Property) and (unless and until the Obligations are paid or satisfied in full and the Commitments terminated) subject to no guarantees, (ii) provide that the net proceeds of the Notes Offering will be used to finance a portion of the cash consideration for the Proposed Acquisition and related transactions unless the conditions for release of the Note Escrow Property, to be set forth on the Note Offering Documentation, are not satisfied on or prior to the Escrow Termination Date, in which case, all outstanding notes shall be redeemed no later than the Note Redemption Outside Date at a redemption price not to exceed 100% of the aggregate principal amount of such notes plus accrued and unpaid interest to, but excluding, the date of such redemption and using only the Note Escrow Property;

(3) the gross cash proceeds of the Note Offering shall be deposited into the Note Escrow Account with an escrow agent as described in the offering circular relating to the Note Offering;

(4) the sums held in the Note Escrow Account shall be segregated from all other funds of the Loan Parties except that the Borrower may deposit into the Note Escrow Account the Required Additional Redemption Amounts prior to the Escrow Termination Date; and

(5) unless the Obligations are paid or satisfied in full and the Commitments terminated substantially concurrently with the consummation of the Proposed Acquisition and, in any case, on or prior to the Escrow Termination Date, the notes shall be redeemed in the manner described in clause (2) above.

Proposed Acquisition: the meaning specified in Amendment No. 2.

Required Additional Redemption Amounts: an amount of cash that will be sufficient to fund a special mandatory redemption of the notes on the Notes Redemption Outside Date pursuant to the Note Offering Documents.

Target: the meaning specified in Amendment No. 2.

(b) “Excluded Assets.” The definition of the term “Excluded Assets” in Section 1.1 of the Existing Credit Agreement (Definitions) is hereby amended and restated as follows:

Excluded Assets: collectively, (a) real property, (b) except as provided by clause (b) of Section 8.27 (Certain Obligations Respecting Subsidiaries), thirty-four percent (34%) of the Capital Stock of the First-Tier Foreign Subsidiaries of the Borrower, (c) each application to register a trademark, service mark, or other mark prior to the filing under applicable Law of a Statement of Use, Amendment to Allege Use (or the equivalent) for such trademark, service mark or other mark, and (d) the Note Escrow Property.

(c) “Indebtedness.” The definition of the term “Indebtedness” in Section 1.1 of the Existing Credit Agreement (Definitions) is hereby amended to add the following sentence at the end of such definition: “Notwithstanding the foregoing, at all times on or prior to the Note Redemption Outside Date, Indebtedness shall not include any indebtedness or obligations incurred and outstanding under the Permitted Notes except for purposes of the definition of Change of Control.”

(d) “Interest Expense.” The definition of the term “Interest Expense” in Section 1.1 of the Existing Credit Agreement (Definitions) is hereby amended to replace the phrase “excluding non-cash interest expense” with the phrase “excluding (i) non-cash interest expense and (ii) interest expense for the period between the Amendment No. 2 Effective Date and the Note Redemption Outside Date related to Permitted Notes.”

(e) Subsection 8.2.1. Subsection 8.2.1 of the Existing Credit Agreement (Liens; and Licenses—In General) is hereby amended as follows:

(i) the phrase “the items referred to in clauses (a) through (g)” in the first paragraph of such Subsection is hereby replaced with “the items referred to in clauses (a) through (h)”;

(ii) the word “and” is hereby deleted at the end of clause (f);

(iii) the period at the end of clause (g) is hereby deleted and replaced with “; and”;

(iv) the following language is added as a new clause (h) to such Subsection: “(h) Liens in favor of the trustee for the holders of Permitted Notes; provided, that no such Lien shall extend to or cover any property other than the Note Escrow Property.”

(f) Subsection 8.2.2. Subsection 8.2.2 of the Existing Credit Agreement (Negative Pledge) is hereby amended to insert the phrase “or the Note Offering Documentation” immediately following the phrase “Except pursuant to the Loan Documents” set forth therein.

(g) Section 8.24. Section 8.24 of the Existing Credit Agreement (Limitations on Certain Restrictive Provisions) is hereby amended to replace the phrase “except any such agreement set forth in the Loan Documents with the phrase “except any such agreement set forth (i) in the Note Offering Documentation, and (ii) in the Loan Documents.”

(h) Section 8.27. Section 8.27 of the Existing Credit Agreement (Certain Obligations Respecting Subsidiaries) is hereby amended to add the following sentence as a new paragraph at the end of such section: “Notwithstanding the foregoing, Merger Sub shall not be required to comply with this Section 8.27 until the Escrow Termination Date.”

4. AMENDMENTS TO LOAN DOCUMENTS. The Lenders hereby authorize the Administrative Agent, in their name and on their behalf, to enter into such amendments to the Loan Documents as the Administrative Agent may deem necessary or appropriate to allow for the Permitted Offering Transaction.

5. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to agree to the amendments set forth in this Amendment, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

(a) As of the date hereof, no Default or Event of Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained herein.

(b) Each of the representations and warranties of the Loan Parties set forth in the Existing Credit Agreement and other Loan Documents is true and correct in all material respects both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof, except to the extent that any such representation and warranty specifically refers to an earlier date, in which case it is true and correct in all material respects as of such earlier date.

(c) No consent or approval of any third party, or any governmental agency or authority, is necessary in connection with the execution, delivery and/or performance of this Amendment or any other instrument, agreement or other document executed and/or delivered in connection herewith and/or the enforceability hereof or thereof.

(d) Upon satisfaction of the conditions set forth in Section 6 (Conditions Precedent) below, the Existing Credit Agreement, as amended by this Amendment, the other Loan Documents and each other instrument, agreement or other document executed and/or delivered in connection herewith to which the Borrower or any other Loan Party is a party will constitute the legal, valid and binding obligation of the Borrower and each other Loan Party, enforceable against it in accordance with the terms thereof.

6. CONDITIONS PRECEDENT. The consent set forth in Section 2, the amendments to the Existing Credit Agreement set forth in Section 3 and the authorization of the Administrative Agent set forth in Section 4 shall become effective, as of the date first above written, upon satisfaction of the following:

(a) the execution and delivery of this Amendment by the Borrower and the Administrative Agent upon the authorization of the Majority Lenders; and

(b) payment by the Borrower of all invoiced out-of-pocket fees, costs, expenses (including but not limited to attorney fees) and other amounts required to be paid by the Borrower in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents.

7.	MISCELLANEOUS.

(a) Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

(b) Ratification. Except as specifically modified hereby, all of the terms, covenants and conditions of the Existing Credit Agreement and each of the other Loan Documents are ratified, reaffirmed and confirmed and shall continue in full force and effect as therein written.

(c) Payment of Expenses. Without limiting other payment obligations of the Borrower and the other Loan Parties set forth in the Loan Documents, the Borrower agrees to pay all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP, whether or not this Amendment shall become effective.

(d) Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the Law of the State of New York (excluding the Laws applicable to conflicts or choice of law).

(e) Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; provided, that Borrower may not assign this Amendment or the Existing Credit Agreement or any of its rights hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and any such prohibited assignment shall be null and void.

(f) Severability. If any provision of this Amendment or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Amendment and the application of such provision to any other Person or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law

(g) References. From and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Existing Credit Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any agent or Lender under, the Existing Credit Agreement or any of the other Loan Documents.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 2 to Second Amended and Restated Credit Agreement to be duly executed by their respective, duly authorized officers as of the date first above written.

BORROWER:

GREATBATCH LTD.

By:	/s/ Thomas J. Mazza
Name:	Thomas J. Mazza
Title:	Vice President and Corporate Controller

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS TRUST COMPANY, in its capacity as the Administrative Agent on behalf of the Lenders

By:	/s/ Michael J. Prendergast
Name:	Michael J. Prendergast
Title:	Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

Bank of America, N.A.,
in its capacity as a Lender

By:	/s/ Thomas Strasenburgh
Name:	Thomas Strasenburgh
Title:	Senior Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

Citibank N.A.
in its capacity as a Lender

By:	/s/ Christine Keating
Name:	Christine Keating
Title:	Senior Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

Citizens Bank, N.A.,
in its capacity as a Lender

By:	/s/ Jason D. Houseman
Name:	Jason D. Houseman
Title:	Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

Comerica Bank,
in its capacity as a Lender

By:	/s/ Kyle J. Weiss
Name:	Kyle J. Weiss
Title:	Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

CTBC Bank Co., Ltd., New York Branch (formerly known as Chinatrust Commercial Bank, New York Branch), in its capacity as a Lender

By:	/s/ Ralph Wu
Name:	Ralph Wu
Title:	SVP & Branch General Manager

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

Fifth Third Bank,
in its capacity as a Lender

By:	/s/ Joshua N. Livingston
Name:	Joshua N. Livingston
Title:	Duly Authorized Signatory

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

First Niagara Bank,
in its capacity as a Lender

By:	/s/ Joseph R. Murphy
Name:	Joseph R. Murphy
Title:	Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

JPMorgan Chase Bank, N.A.,
in its capacity as a Lender

By:	/s/ Karen L. Mikols
Name:	Karen L. Mikols
Title:	Authorized Officer

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

KeyBank National Association,
in its capacity as a Lender

By:	/s/ Sanya Valeva
Name:	Sanya Valeva
Title:	Senior Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

MUFG Union Bank, N.A.,
in its capacity as a Lender

By:	/s/ Michael Gardner
Name:	Michael Gardner
Title:	Director

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

PNC Bank, National Association,
in its capacity as a Lender

By:	/s/ Christian S. Brown
Name:	Christian S. Brown
Title:	Managing Director

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)

LENDER:

Wells Fargo Bank, N.A.,
in its capacity as a Lender

By:	/s/ Matthew Olson
Name:	Matthew Olson
Title:	Vice President

(Signature Page to Amendment No. 2 to Second Amended and Restated Credit Agreement)